UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2006

                                 HOMELIFE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                NEVADA                                000-30424                             33-0680443
    (State or other jurisdiction of           (Commission File Number)          (IRS Employee Identification No.)
    incorporation or organization)

     1503 South Coast Drive, Suite 204                           92626
               Costa Mesa, CA
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:         (714) 241-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a)   Material Agreement made outside the ordinary course of business

      (i) On September 11, 2006 (the "Effective Date"), Homelife, Inc., a Nevada Corporation, Homelife Acquisition Corp., a Delaware Corporation, and MIT Holdings, Inc., a Delaware Corporation, and Andrew Cimerman, President of Homelife, Inc. entered into the Agreement and Plan of Merger.(the "Agreement"). Pursuant to the Agreement, MIT Holdings will merge into Homelife Acquisition Corp. in a tax free reorganization, with MIT surviving the merger and becoming a wholly owned subsidiary of Homelife, Inc.. Each issued and outstanding common share of MIT Holdings, Inc., 21,000,000 as of the date of the execution of the Agreement plus additional shares of common stock issued in connection with additional financing, shall be converted into one share of common stock of Homelife, Inc. Pursuant to the Agreement, MIT Holdings, Inc. will pay to Homelife, Inc. the sum of $250,000, which will be used to pay current liabilities. In connection with the transaction, Homelife, Inc. will sell all of its assets to a company controlled by Mr. Cimerman in exchange for all of his Class A preferred stock and 1,905,999 shares of his common stock. Mr. Cimerman shall retain 240,000 shares of Homelife, Inc.'s common stock after Homelife, Inc. effects a reverse stock split. Pursuant to the Agreement, Homelife, Inc. will effect an approximately 1 for 4.2 reverse stock split. The closing of the transactions contemplated by the Agreement are subject to customary closing conditions, including the delivery of financial statements by MIT and Homelife's receipt of a fairness opinion regarding the transfer of assets to Mr. Cimerman.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

      2.1 Agreement and Plan of Merger by and among Homelife, Inc., a Nevada Corporation, Homelife Acquisition Corp., a Delaware Corporation, and MIT Holdings, Inc., a Delaware Corporation, and Andrew Cimerman

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMELIFE, INC.

Dated: September 14, 2006               By: /s/  Andrew Cimerman
                                            --------------------
                                            Andrew Cimerman
                                            President,
                                            Chief Executive Officer, and
                                            Chairman of Board of Directors



                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT
--------------          ----------------------

2.1 Agreement and Plan of Merger by and among Homelife, Inc., a Nevada Corporation, Homelife Acquisition Corp., a Delaware Corporation, and MIT Holdings, Inc., a Delaware Corporation, and Andrew Cimerman